JLENS 500 JEWISH ADVOCACY U.S. ETF Ticker Symbol: TOV Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS May 31, 2026 https://investjewishly.org/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://investjewishly.org/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The JLens 500 Jewish Advocacy U.S. ETF (the “Fund”) seeks to track the total return, before fees and expenses, of the JLens 500 Jewish Advocacy U.S. Index (the “Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.18%

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years
$18	$58	$101	$230
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period February 26, 2025 (commencement of operations) to January 31, 2026, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a “passive management” (or indexing) approach to seek to track the total return, before fees and expenses, of the JLens 500 Jewish Advocacy U.S. Index (the “Index”). The Index was developed in 2024 by JLens, the Fund’s index provider and investment sub-adviser (“JLens”).
JLens is a 501(c)(3) nonprofit corporation that conducts research and advocacy inspired by Jewish values on behalf of the Jewish community. The Fund’s principal investment strategy is explained by the application of the Index, which follows below.
JLens 500 Jewish Advocacy U.S. Index
The Index is designed to provide exposure to large cap U.S. equity securities included in the VettaFi US Equity Large-Cap 500 Index while maintaining alignment with JLens’ Jewish value pillars. JLens utilizes pillars from Judaism’s framework of “mitzvot” (obligations) to evaluate companies, which provides the foundation for JLens’ selection of its value pillars: Combat Antisemitism & Hate (Rodef Shalom), Support for Israel (Shmirat Yisrael), and Repair the World (Tikkun Olam), along with the associated sub-categories under Tikkun Olam (collectively, “JLens’ Jewish Value Pillars”). The Tikkun Olam value pillar consists of: Society (Dei Machsoro), Workers (Lo Ta’ashok), Environment (Bal Tashchit), and Ethical Business (Nosei Ve’notein Be’emunah).
Step 1. The Fund’s starting universe is the VettaFi US Equity Large-Cap 500 Index, which represents the 500 largest U.S. stocks by market capitalization (the “Starting Universe”).
Step 2. A company is excluded from the Starting Universe if that company receives more than 5% of its revenue from a business activity that is considered Treif (a Hebrew term meaning “not fit” for inclusion) according to the Index methodology. As of the date of this Prospectus, the following business activities are considered Treif by JLens: oil sands production, thermal coal extraction, tobacco, and for-profit prisons. As of March 31, 2026, there are three companies considered Treif , and, therefore, are excluded from the Index. The list of companies considered Treif may change over time.
Step 3. After Treif companies are excluded, each remaining company receives a score, as determined by a set of metrics from JLens’ Jewish Value Pillars. To score companies, JLens gathers data from a variety of sources ( e.g. , raw data sourced from third-party data providers, corporate sustainability reports, annual reports, proxy statements, and other SEC filings, legal proceedings, news articles, public statements, webinars, and reports prepared by investor coalition groups, as well as engagement with companies’ corporate social responsibility representatives). In scoring each pillar, JLens considers a variety of metrics and company practices, a non-exhaustive set of examples follows:

JLens’ Jewish Value Pillar	Examples of Metrics and Company Practices
Combat Antisemitism & Hate, Rodef Shalom	Does the company have a Jewish and/or multi-faith Employee Resource Group? Does the company offer antisemitism training?
Support for Israel, Shmirat Yisrael
Does the company have a presence in Israel (e.g., offices, direct operations, subsidiaries, partnerships, etc.)? Has the company publicly declared support for Israel and/or against the Boycott, Divestment and Sanctions (“BDS”) movement?

Repair the World, Tikkun Olam
Society, Dei Machsoro	Is the company engaged in community investment and philanthropic activity? Does the company’s supplier audits cover social issues?
Workers, Lo Ta’ashok
Does the company disclose its adjusted pay gap (i.e., the ratio of compensation of women to men employees, adjusted for employees’ education and experience) and/or unadjusted pay gap (i.e., the ratio of compensation of women to men employees, not adjusted for such factors) for female employees compared to male employees?

Environment, Bal Tashchit	Does the company report its progress toward meeting its greenhouse gas emissions target(s)? Does the company disclose details on how it aims to reduce its water use?
Ethical Business, Nosei Ve’notein Be’emunah	Does the company disclose a commitment to not retaliate against employee whistleblowers? Does the company have a board committee that is responsible for overseeing sustainability matters?
Step 4. The scores for each Jewish Value Pillar are aggregated to form a final percentage score. Using a company’s final percentage score, each company is classified as Excellent, Good, or Needs Improvement. Each company then receives a weight in the Index (overweight, no change, or underweight) based on its classification:

Final Percentage Score	Company Classification	Index Weight
>75%	Excellent (Metzuyan)	Overweighted by a factor of 1.03
50% to 75%	Good (Tov)	No change (weighted at 1.0)
<50%	Needs Improvement (Tzarich Tikkun)	Underweighted by a factor of 0.97
The Index is sector neutral to the Starting Universe, and companies are weighted by their float-adjusted market capitalization within each sector, as adjusted based on their classification weighting factors. In the case that a company’s score is not complete, the company’s classification weighting factor defaults to Tov (neutral), until it is updated at the rebalance date following the completion of the score for the company.

The Index is rebalanced quarterly on the third Friday of March, June, September, and December and is reconstituted in conjunction with the June and December rebalances. Constituent eligibility, scores, and weights are determined as of a reference date prior to each rebalance.
From time to time, a company may be added to JLens’ Do Not Invest List. Companies that are on the Do Not Invest List are excluded from the Index. As of May 31, 2026, one company is on the Do Not Invest List and is, therefore, excluded from the Index. The aggregate market capitalization of the companies on the Do Not Invest List is targeted to not exceed 10% of the VettaFi US Equity Large-Cap 500 Index, but the actual percentage may exceed that due to market conditions. Similarly, the number of companies on the Do Not Invest List is targeted to not exceed ten companies, but due to corporate actions the number of companies could exceed that target. JLens reviews the Do Not Invest List on a quarterly basis.
Companies may be added to the Do Not Invest List as follows:
• Egregious Act. A company may be added to the Do Not Invest List and removed from the Index prior to the quarterly reconstitution if the company is found to have engaged in an “egregious act,” as determined at the sole discretion of the JLens Index Advisory Committee, following the governance procedures of the Index. The remaining Index constituents are then reweighted on a pro-rata basis.
Egregious acts include a company’s acts or conduct that is antisemitic, anti-Israel, or otherwise antithetical to the interests of the broader Jewish community (e.g., a company removes its products or shifts its operations out of Israel due to pressure by the BDS movement; there is evidence of a company selling antisemitic products or incorporating anti-Israel bias into its services; a company and/or representative engages in bigoted behavior, espouses hateful rhetoric, or sells products that promote hate, and has no or limited remedy measures in place). The BDS movement is an international campaign that aims to delegitimize and pressure Israel through the isolation of Israel, Israeli individuals, and Jews who support Israel’s right to exist.
•Watchlist. A company may be added to JLens’ Watchlist if the company partakes in irresponsible business conduct that is a persistent issue. The company may be added to JLens’ Watchlist at (i) the request of the JLens Index Advisory Committee or (ii) if the company engages in controversial behavior related to one of the Jewish Value Pillars. Companies that are added to the Watchlist are assessed for at least three months (the “Assessment Period”) by JLens to determine if the company is added to the Do Not Invest List. During the Assessment Period, JLens notifies the company of its inclusion on the Watchlist, and through written communication and/or calls with company representatives, JLens engages with the company on recommended steps it can take to remain in the Index. Following the Assessment Period, JLens may remove a company from the Watchlist or may determine to move the company to the Do Not Invest List. Companies that are moved from the Watchlist to the Do Not Invest List are removed from the Index at the next quarterly reconstitution.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the net assets, plus borrowings for investment purposes, of the Fund will be invested in securities that are principally traded in the United States.
The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Sub-Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole. For example, the Fund may utilize a representative sampling strategy when the Sub-Adviser believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in the Index is impracticable or inefficient, when there are practical difficulties or additional costs involved in replicating the Index, or if one or more securities in the Index is illiquid, unavailable or less liquid. In addition, the Fund may use a representative sampling as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not to the Index. The Fund will be reconstituted and rebalanced on the same schedule as the Index.
The Fund generally may invest in securities or other investments not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Fund is expected to have significant exposure to the Information Technology sector.
Advocacy and Company Engagement
The Sub-Adviser’s shareholder advocacy is rooted in the Jewish idea of Hocheach Tocheach , meaning constructive rebuke. A company’s score as determined under the Index methodology informs the Sub-Adviser’s advocacy priorities when engaging with the company. The Fund’s and the Sub-Adviser’s activities may include, but are not limited to:

•Direct Dialogue with Company Management. The Sub-Adviser may initiate dialogue with management through phone calls, letters, and in-person meetings (including video conferencing). Through its interaction, the Sub-Adviser seeks to advocate for improvement in one or more areas of JLens’ Jewish Value Pillars (e.g., workplace accommodation practices).
•Proxy Voting. The Sub-Adviser votes proxies consistent with the Fund’s proxy voting guidelines. In doing so, the Fund has an opportunity to express its views on Jewish values and concerns (e.g., voting against a customer due diligence shareholder proposal which the shareholder proponent uses anti-Israel language).
•Shareholder Resolutions. The Sub-Adviser, on behalf of the Fund, may propose, or participate in the creation of, shareholder resolutions on a variety of issues (e.g., greenhouse gas emissions targets). In doing so, the Sub-Adviser is encouraging companies to take action.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective . An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “ Additional Information About the Fund’s Principal Investment Risks. ”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. When large capitalization companies are out of favor, these securities may lose value or may not appreciate in line with the overall market. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Jewish Values Investing Risk. The Index considers JLens’ Jewish Value Pillars in its index methodology and may exclude otherwise profitable investments in companies which have been identified as being in conflict with JLens’ Jewish Value Pillars. The Index does not select constituents for inclusion in the Index on the basis of future anticipated performance or capital appreciation, similar to traditional market capitalization-weighted indexes. This means that the Fund may underperform other similar funds that do not consider these criteria when pursuing its investment objective. In addition, there can be no guarantee that the activities of the companies identified by JLens will align (or be perceived to align) with the principles contained in JLens’ Jewish Value Pillars.
Responsible Investing Criteria Risk. Because the methodology of the Index selects securities of issuers using responsible investing considerations, the Fund may underperform the broader equity market or other funds that do not utilize responsible investing criteria when selecting investments.
ETF Risks.
• Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for,

Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
• Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell any investments due to current or projected underperformance of the securities, industries or sector in which it invests, unless the investment is removed from the Index, sold in connection with a rebalancing of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). The Fund will maintain investments until changes to its Index are triggered, which could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Third Party Data Risk. The Index is heavily dependent on information and data supplied by third parties (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to errors in the Index’s constituents or the constituents’ weightings that would not have occurred had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.
Index Calculation Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Adviser, the Sub-Adviser nor the Index administrator can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Tracking Error Risk. As with all index funds, the performance of the Fund and its respective Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have limited operating history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at https://investjewishly.org/ or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	JLens (“Sub-Adviser”)

PORTFOLIO MANAGERS
Wm. Joshua Russell, PhD, CFA, Senior Portfolio Manager of the Adviser and Richard Shaner, CFA, Portfolio Manager of the Adviser, are the portfolio managers and the persons jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Wm. Joshua Russell and Richard Shaner have served as portfolio managers of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.